[Pioneer Logo]




 PIONEER
 BALANCED
 FUND




ANNUAL REPORT 12/31/97

    TABLE OF CONTENTS
   ----------------------------------------------------------------------

    Letter from the Chairman                                       1

    Portfolio Summary                                              2

    Performance Update                                             3

    Portfolio Management Discussion                                6

    Schedule of Investments                                        9

    Financial Statements                                           15

    Notes to Financial Statements                                  21

    Report of Independent Public Accountants                       25

    Trustees, Officers and Service Providers                       26

    Retirement Plans from Pioneer                                  27

    Programs and Services for Pioneer Shareowners                  28

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 12/31/97
--------------------------------------------------------------------------------


     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------

     It is with pleasure that I introduce this report for Pioneer Balanced Fund, covering the year ended December 31, 1997. I thank you for your interest and for this opportunity to comment briefly on your Fund and today's investing environment.

     The past 12 months marked the beginning of a new era for your Fund. Following shareowners' approval, the Fund's investment objective was revised and its name changed from Pioneer Income Fund on February 3, 1997. Your investment team began building a balanced portfolio of stocks and bonds designed specifically to pursue growth of capital and provide regular income - a strategy we believe is well-suited for the conservative, long-term investor.

     The Fund still invests in both stocks and bonds, although each security no longer is expected to provide income. Instead, the team uses a proprietary model to determine the appropriate mix of growth-oriented stocks, dividend-paying stocks and a variety of bonds. Portfolio manager William Field, a member of our core value investment team, had a busy period leading this effort since he assumed responsibility for the Fund's day-to-day management on January 27. I encourage you to read this report to learn about your Fund's progress.

     If you have questions about Pioneer Balanced Fund, please contact your investment professional, or Pioneer at 1-800-225-6292. Thank you for your support.

     Respectfully,


     /s/ John F. Cogan, Jr.
     -------------------------------
     John F. Cogan, Jr.,
     Chairman and President

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/97
--------------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     [pie chart

U.S. Common Stocks 57.1%
U.S. Corporate Bonds 27.8%
U.S. Government Securities 10.9%
Short-Term Cash Equivalents 1.7%
International Preferred Stocks 1.1%
Depositary Receipts for International Stocks 0.8%
U.S. Convertible Securities 0.6%

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)

     [pie chart]

Financials 25%
Technology 14%
Government Obligations 11%
Health Care 11%
Basic Materials 10%
Energy 7%
Consumer Cyclicals 6%
Capital Goods 3%
Consumer Services 3%
Consumer Staples 3%
Transportation 3%
Communication Services 2%
Utilities 2%

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)


      1.  U.S. Treasury Bonds, 6.5%,     3.77%     6.  Monsanto Co.                  2.72%
          10/15/06
      2.  U.S. Treasury Notes, 6.25%,    3.67      7.  Integrated Health Services,   2.39
          1/31/02                                      Inc.
      3.  U.S. Treasury Notes, 5.875%,   3.61      8.  General Motors Corp., 9.4%,   2.33
          1/31/99                                      7/15/21
      4.  Merck & Co., Inc.              3.06      9.  Allstate Corp.                2.29
      5.  The Chase Manhattan Corp.      2.76     10.  Delta Air Lines, Inc., 9.2%,  2.16
                                                       9/23/14

     Fund holdings will vary for other periods.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/97                              CLASS A SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

       NET ASSET VALUE
       PER SHARE                 12/31/97     12/31/96

                                  $10.15       $10.65

       DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
        (12/31/96 - 12/31/97)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS

                                  $0.404       $0.381           $1.162

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

[mountain chart]

Growth of $10,000

                                                                     Lehman Brothers Government/
             Pioneer Balance Fund*   Standard & Poor's 500 Index        Corporate Bond Index

12/87                 9,550                     10,000                           10,000
12/88                10,722                     11,655                           10,758
12/89                12,427                     15,342                           12,290
12/90                12,872                     14,867                           13,307
12/91                15,270                     19,388                           15,453
12/92                16,428                     20,864                           16,625
12/93                18,109                     22,963                           18,459
12/94                17,329                     23,266                           17,811
12/95                21,142                     32,001                           21,238
12/96                23,233                     39,345                           21,861
12/97                26,468                     52,468                           23,993

[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                    Net Asset      Public Offering
Period               Value           Price*

10 Years            10.73%         10.22%
5 Years             10.01           8.99
1 Year              13.92           8.81

 * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND

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    PERFORMANCE UPDATE 12/31/97                               CLASS B SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

       NET ASSET VALUE
       PER SHARE                 12/31/97     12/31/96

                                  $10.08       $10.59

       DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
        (12/31/96 - 12/31/97)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS

                                  $0.311       $0.381           $1.162

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers
    Government/Corporate Bond Index.


[mountain chart]

Growth of $10,000

                                                                Lehman Brothers Government/
           Pioneer Balance Fund*  Standard & Poor's 500 Index      Corporate Bond Index

04/95              10,000                    10,000                         10,000
                   10,397                    10,631                         10,502
                   10,813                    11,475                         10,703
                   11,374                    12,166                         11,202
                   11,330                    12,818                         10,942
                   11,455                    13,393                         10,994
                   11,672                    13,807                         11,188
                   12,400                    14,958                         11,530
                   12,235                    15,359                         11,431
                   13,142                    18,039                         11,846
                   14,232                    19,390                         12,261
12/97              13,710                    19,947                         12,655

 [boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                    Net Asset      Public Offering
Period               Value           Price*

Life-of-Fund        13.41%         12.49%
(4/28/95)
1 Year              12.98           9.17

 * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/97                               CLASS C SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

       NET ASSET VALUE
       PER SHARE                 12/31/97     12/31/96

                                  $10.17       $10.62

       DISTRIBUTIONS PER SHARE     INCOME      SHORT-TERM       LONG-TERM
        (12/31/96 - 12/31/97)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS

                                  $0.308       $0.381           $1.162

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers
    Government/Corporate Bond Index.


[mountain chart]

Growth of $10,000

                                                                     Lehman Brothers Government/
            Pioneer Balance Fund*    Standard & Poor's 500 Index        Corporate Bond Index

01/96               10,000                       10,000                          10,000
                     9,856                       10,087                           9,788
                     9,865                       10,185                           9,708
                     9,904                       10,342                           9,641
                     9,904                       10,598                           9,625
                     9,925                       10,642                           9,753
                     9,974                       10,176                           9,776
                     9,954                       10,388                           9,752
                    10,163                       10,971                           9,926
                    10,443                       11,278                          10,157
                    10,753                       12,126                          10,344
                    10,812                       11,885                          10,229
                    11,035                       12,633                          10,242
                    11,127                       12,727                          10,263
                    10,678                       12,204                          10,141
                    10,811                       12,938                          10,289
                    11,385                       13,717                          10,385
                    11,487                       14,334                          10,509
                    12,271                       15,475                          10,831
                    12,157                       14,608                          10,710
                    12,456                       15,407                          10,878
                    12,134                       14,897                          11,052
12/97               12,165                       15,583                          11,110
                    12,269                       15,849                          11,227

[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                    Net Asset      Public Offering
Period               Value           Price*

Life-of-Fund        11.24%         11.24%
(1/31/96)
1 Year              13.48          13.48

 * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/97
   -----------------------------------------------------------------------------

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------

     It is with pleasure that I introduce the first annual report for Pioneer Balanced Fund, covering the year ended December 31, 1997. It was a busy 12 months for your Fund. Following a shareowner vote in January, the Fund's name changed from Pioneer Income Fund, and we revised its objective on February 3, 1997. Since that time, we have been building a portfolio of stocks and bonds designed to pursue growth of capital and provide regular income. To date, this strategy worked to give the Fund more benefit of owning stocks, and the Fund ended the year with positive results.

     STRONG YEAR FOR STOCKS AND BONDS
     During the course of the year, the Fund's holdings weathered a variety of market conditions. Stocks performed well for most of 1997, although currency devaluations and disinflation in Asia jolted prices during the fourth quarter. As measured by the Standard & Poor's 500 Index, large stocks brushed off volatility to end the year with a 33.29% total return.

     The bond market also turned in good results. After a brief period of rising interest rates, sparked by the year's only hike in short-term interest rates by the Federal Reserve on March 25, the economy stabilized and rates began a steady decline. Toward year-end, international pressures damped the threat of inflation, and also stalled any further Fed action. Yields responded by heading even lower and bond prices rose. This strong finish lifted the bond market's one-year performance; as measured by the Lehman Brothers Government/Corporate Bond Index, the bond market returned a bold 9.75% for the year. For your Fund, Class A Shares posted a healthy total return of 13.92% at net asset value and maintained a steady quarterly dividend. Although the Fund operated as a balanced portfolio for less than a full 12 months, the year's performance landed as anticipated, between the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. You should expect the Fund's returns to be between the two indexes as we move forward.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

     A DUAL APPROACH: STOCKS FOR GROWTH AND INCOME
     We worked into the second quarter to reposition the Fund as a conservative "core value" portfolio suitable for a variety of investors. We designed the Fund specifically to allow more flexibility and an active mix of stocks and bonds. By increasing or decreasing stock and bond allocations, the Fund can adapt to fluctuating market conditions, while reducing overall risk through diversification. By year-end, Fund holdings were in line with our long-term goals - 59% stocks, 39% bonds and 2% short-term cash equivalents.

     The Fund enjoys a great variety of investment opportunities as a growth and income portfolio. Previously, all stocks in the portfolio had to contribute income. Now stock holdings can produce dividends or be purchased solely for their growth potential. Holdings include a wide range of firms - large companies and small.

     To select stocks for the Fund, we use a "value" approach, relying on in-depth research to uncover companies trading below their fair market value, or what we believe is their potential worth. When looking at individual companies, we focus on cash flows, market position, debt and management's strength. Before buying, we set a target selling price. Once a stock is bought, we monitor its fundamental characteristics, and use strict discipline and patience to hold a security through short-term market fluctuations in pursuit of long-term growth. If a company's business outlook or management structure changes - for better or worse - we adjust our targets accordingly.

     FINANCIAL STOCKS LED A DIVERSIFIED PORTFOLIO
     Holdings in financial stocks played a major role in Fund performance this year. By December 31, 1997, financial companies were the largest group - 25% of the Fund's long-term portfolio. A continuing trend of consolidation in the banking and financial sector led prices up for Fund holdings Chase Manhattan, Allstate and First Union. Some technology stocks also posted strong gains. During the third quarter, their prices rebounded from earlier sell-offs, although as a group they turned in mixed results for the year. Holdings such as Compaq Computer, manufacturer of personal computers, and Adaptec, developer of computer network supplies, did enjoy substantial growth and sharp gains in their stock price.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/97 (CONTINUED)
   -----------------------------------------------------------------------------

     QUALITY BONDS PERFORMED
     For your Fund we built a portfolio of high-quality bonds with a conservative duration. (Duration measures the sensitivity of bond prices to movement in interest rates. The longer the duration, the more price will fluctuate with a change in interest rates - up or down.) On December 31, the Fund's bonds had an average quality rating of AA, and duration was in the medium range, 5.45 years. This strategy helped control risk by maintaining a solid "core" portfolio of fixed-income securities.

     During the year, steady economic growth brightened corporate forecasts. In response, we kept about a quarter of the portfolio in corporate bonds. We sold holdings in Time Warner and Joy
     Technologies, which had contributed steady income and produced a solid return after significant price appreciation.

     Late in the year, falling Asian stock markets sent global investors on a "flight to quality" away from volatile stocks and into historically more stable investments. Demand for U.S. government and agency issues spiked, and prices rocketed up as long-term interest rates fell to four-year lows. In addition to providing income, U.S. government securities kept the portfolio "liquid" with their ready market of buyers and sellers. At year's end, 11% of the portfolio was in Treasury and government issues.

     A LOOK AHEAD
     We are pleased with the Fund's performance for 1997, given its transitional nature. We look forward to 1998 as Pioneer Balanced Fund's first full year of operation. The Fund's diversified portfolio of stocks and bonds is, we believe, well suited for long-term investors looking for both growth potential and regular income. Because we use a value strategy for stocks and focus on quality for bonds, the Fund isn't likely to move as quickly, either up or down, as more aggressive investments - making it ideal for conservative investors.

     Respectfully,


     /s/ William C. Field,
     ------------------------------
     William C. Field,
     Portfolio Manager

     PIONEER BALANCED FUND

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     SCHEDULE OF INVESTMENTS 12/31/97
    -----------------------------------------------------------------------


SHARES                                                              VALUE

            INVESTMENT IN SECURITIES - 98.3%
            PREFERRED STOCKS - 1.7%
117,000     Elf Overseas, (Non-voting)                           $  3,056,625
 38,150     Sprint Corp., 8.25%, 3/31/00 (Convertible)              1,707,212
                                                                 ------------
            TOTAL PREFERRED STOCKS
            (Cost $4,273,401)                                    $  4,763,837
                                                                 ------------
            COMMON STOCKS - 57.9%
            BASIC MATERIALS - 2.7%
            CHEMICALS (DIVERSIFIED) - 2.7%
180,000     Monsanto Co.                                         $  7,560,000
                                                                 ------------
            TOTAL BASIC MATERIALS                                $  7,560,000
                                                                 ------------
            CAPITAL GOODS - 2.2%
            AEROSPACE/DEFENSE - 0.3%
 20,000     Boeing Co.                                           $    978,750
                                                                 ------------
            MACHINERY (DIVERSIFIED) - 1.9%
180,000     AGCO Corp.                                           $  5,265,000
                                                                 ------------
            TOTAL CAPITAL GOODS                                  $  6,243,750
                                                                 ------------
            COMMUNICATION SERVICES - 1.5%
            TELEPHONE - 1.5%
 30,000     Bellsouth Corp.                                      $  1,689,375
 50,000     GTE Corp.                                               2,612,500
                                                                 ------------
            TOTAL COMMUNICATION SERVICES                         $  4,301,875
                                                                 ------------
            CONSUMER CYCLICALS - 2.7%
            AUTO PARTS & EQUIPMENT - 0.7%
 30,100     Magna International Inc.                             $  1,890,656
                                                                 ------------
            HOMEBUILDING - 1.2%
180,000     Clayton Homes, Inc.                                  $  3,240,000
                                                                 ------------
            TEXTILES (APPARELS) - 0.8%
 60,000     Nike, Inc. (Class B)                                 $  2,355,000
                                                                 ------------
            TOTAL CONSUMER CYCLICALS                             $  7,485,656
                                                                 ------------


   The accompanying notes are an integral part of these financial statements.  9

     PIONEER BALANCED FUND

    -----------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/97                           (CONTINUED)
    -----------------------------------------------------------------------

SHARES                                                              VALUE
            CONSUMER SERVICES - 2.6%
            FOODS - 0.5%
 30,000     H.J. Heinz Co.                                       $  1,524,375
                                                                 ------------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.7%
175,000     First Brands Corp.                                   $  4,714,063
                                                                 ------------
            RETAIL (DEPT. STORES) - 0.4%
 20,000     J.C. Penney Co.                                      $  1,206,250
                                                                 ------------
            TOTAL CONSUMER SERVICES                              $  7,444,688
                                                                 ------------
            ENERGY - 4.1%
            OIL & GAS (REFINING & MARKETING) - 1.6%
105,000     Sun Company, Inc.                                    $  4,416,562
                                                                 ------------
            OIL (DOMESTIC INTEGRATED) - 1.1%
 40,000     Atlantic Richfield Co.                               $  3,205,000
                                                                 ------------
            OIL (INTERNATIONAL INTEGRATED) - 1.4%
 20,000     Amoco Corp.                                          $  1,702,500
 30,000     Mobil Corp.                                             2,165,625
                                                                 ------------
                                                                 $  3,868,125
                                                                 ------------
            TOTAL ENERGY                                         $ 11,489,687
                                                                 ------------
            FINANCIAL - 17.6%
            BANKS (MAJOR REGIONAL) - 1.6%
 90,000     First Union Corp.                                    $  4,612,500
                                                                 ------------
            BANKS (MONEY CENTER) - 2.7%
 70,000     The Chase Manhattan Corp.                            $  7,665,000
                                                                 ------------
            CONSUMER FINANCE - 1.4%
340,000     Long Beach Financial Corp.*                          $  3,952,500
                                                                 ------------
            FINANCIAL (DIVERSIFIED) - 5.2%
100,000     Arden Realty Group, Inc.                             $  3,075,000
 40,000     Franchise Finance Corporation of America                1,080,000
100,000     Mack-Cali Reality Corp.                                 4,100,000
140,000     Ocwen Asset Investment Corp.                            2,870,000
245,000     Prime Retail, Inc.                                      3,475,937
                                                                 ------------
                                                                 $ 14,600,937
                                                                 ------------
            INSURANCE (PROPERTY-CASUALTY) - 2.2%
 70,000     Allstate Corp.                                       $  6,361,250
                                                                 ------------

  10
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    -----------------------------------------------------------------------
    -----------------------------------------------------------------------

SHARES                                                              VALUE
            INSURANCE (LIFE/HEALTH) - 1.8%
110,000     Conseco, Inc.                                        $  4,998,125
                                                                 ------------
            SAVINGS & LOAN - 2.7%
107,500     Bank Plus Corp.*                                     $  1,357,188
 68,250     Charter One Financial, Inc.                             4,308,281
  2,000     GreenPoint Financial Corp.                                145,125
 47,500     Washington Federal, Inc.                                1,493,281
  5,000     Washington Mutual, Inc.                                   318,750
                                                                 ------------
                                                                 $  7,622,625
                                                                 ------------
            TOTAL FINANCIAL                                      $ 49,812,937
                                                                 ------------
            HEALTH CARE - 8.8%
            HEALTH CARE (HOSPITAL MGT.) - 0.3%
 25,100     Columbia/HCA Healthcare Corp.                        $    743,588
                                                                 ------------
            HEALTH CARE (LONG TERM CARE) - 2.3%
213,060     Intergrated Health Services, Inc.                    $  6,644,809
                                                                 ------------
            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.5%
107,100     Beckman Instruments, Inc.                            $  4,284,000
                                                                 ------------
            HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 4.7%
 30,000     American Home Products Corp.                         $  2,295,000
 80,000     Merck & Co., Inc.                                       8,500,000
 50,000     Teva Pharmaceutical Industries Ltd. (A.D.R.)            2,365,625
                                                                 ------------
                                                                 $ 13,160,625
                                                                 ------------
            TOTAL HEALTH CARE                                    $ 24,833,022
                                                                 ------------
            TECHNOLOGY - 13.6%
            COMPUTERS (HARDWARE) - 1.0%
 50,000     Compaq Computer Corp.                                $  2,821,875
                                                                 ------------
            COMPUTERS (NETWORKING) - 0.8%
 95,000     Ascend Communications, Inc.*                         $  2,327,500
                                                                 ------------
            COMPUTERS (SOFTWARE & SERVICES) - 0.1%
  7,500     Mercury Interactive Corp.*                           $    200,625
                                                                 ------------
            ELECTRONICS (COMPONENT DIST.) - 2.1%
 80,000     Adaptec, Inc.*                                       $  2,970,000
 44,000     Avnet, Inc.                                             2,904,000
                                                                 ------------
                                                                 $  5,874,000
                                                                 ------------
            ELECTRONICS (SEMICONDUCTORS) - 1.5%
 60,000     Intel Corp.                                          $  4,215,000
                                                                 ------------


   The accompanying notes are an integral part of these financial statements. 11

     PIONEER BALANCED FUND

    -----------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/97                           (CONTINUED)
    -----------------------------------------------------------------------

                S&P/MOODY'S
                  RATINGS
  SHARES        (UNAUDITED)                                                  VALUE
                                EQUIPMENT (SEMICONDUCTOR) - 6.9%
    150,000                     Applied Materials, Inc.*                 $   4,518,750
    283,900                     Helix Technology Corp.                       5,536,050
    175,000                     Lam Research Corp.*                          5,118,750
    150,000                     Photronics, Inc.*                            3,637,500
     20,000                     Teradyne, Inc.*                                640,000
                                                                         -------------
                                                                         $  19,451,050
                                                                         -------------
                                SERVICES (DATA PROCESSING) - 1.2%
    120,000                     First Data Corp.                         $   3,510,000
                                                                         -------------
                                TOTAL TECHNOLOGY                         $  38,400,050
                                                                         -------------
                                UTILITIES - 2.1%
                                ELECTRIC COMPANIES - 2.1%
     10,000                     Allegheny Power Systems, Inc.            $     325,000
    135,000                     Dominion Resources, Inc.                     5,745,938
                                                                         -------------
                                TOTAL UTILITIES                          $   6,070,938
                                                                         -------------
                                TOTAL COMMON STOCKS
                                (Cost $154,169,359)                      $ 163,642,603
                                                                         -------------

 PRINCIPAL
  AMOUNT
                                DEBT OBLIGATIONS - 38.7%
                                CORPORATE BONDS - 27.8%
                                BASIC MATERIALS - 6.9%
$ 2,000,000    B/B1             Bethlehem Steel Corp., 10.375%, 9/1/03   $   2,130,000
  2,000,000    BBB/Baa1         Bowater, Inc., 9.0%, 8/1/09                  2,354,560
  4,000,000    BBB-/Baa2        Georgia Pacific Co., 9.875%, 11/1/21         4,536,280
  5,000,000    BB-/B1           Southdown, Inc., 10.0%, 3/1/06               5,550,000
  4,000,000    BBB-/Baa3        USX Corp., 9.375%, 2/15/12                   5,006,360
                                                                         -------------
                                TOTAL BASIC MATERIALS                    $  19,577,200
                                                                         -------------
                                CONSUMER CYCLICALS - 2.9%
  5,000,000    A-/A3            General Motors Corp., 9.4%, 7/15/21      $   6,475,300
  1,500,000    A/A2             May Department Stores Co., 9.875%,
                                6/15/00                                      1,626,885
                                                                         -------------
                                TOTAL CONSUMER CYCLICALS                 $   8,102,185
                                                                         -------------

  12
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL        RATINGS
  AMOUNT        (UNAUDITED)                                                  VALUE
                                CONSUMER STAPLES - 2.7%
$ 5,000,000    BBB/Baa3         News America Holdings, Inc., 8.25%,
                                8/10/18                                   $  5,515,200
  2,000,000    BB-/B1           Viacom International, Inc., 10.25%,
                                9/15/01                                      2,180,000
                                                                          ------------
                                TOTAL CONSUMER STAPLES                    $  7,695,200
                                                                          ------------
                                ENERGY - 2.7%
  2,500,000    BBB/Baa2         Ashland Oil Co., 8.8%, 11/15/12           $  2,987,575
  4,100,000    A-/A3            Phillips Petroleum Co., 8.86%, 5/15/22       4,518,446
                                                                          ------------
                                TOTAL ENERGY                              $  7,506,021
                                                                          ------------
                                FINANCIAL - 7.5%
  4,000,000    A/A1             Ford Motor Credit Co., 9.14%, 12/30/14    $  4,605,640
  2,000,000    A-/A3            General Motors Acceptance Corp., 8.5%,
                                1/1/03                                       2,184,980
  5,000,000    AAA/Aaa          General Electric Capital Corp., 8.85%,
                                4/1/05                                       5,758,250
  5,000,000    BB-/Ba1          Riggs National Corp., 8.5%, 2/1/06           5,342,750
  3,000,000    BB/A3            Washington Mutual Capital, 8.375%,
                                6/1/27                                       3,280,530
                                                                          ------------
                                TOTAL FINANCIAL                           $ 21,172,150
                                                                          ------------
                                HEALTH CARE - 1.8%
  5,000,000    BB-/Ba3          Quorum Health Group, 8.75%, 11/1/05       $  5,156,250
                                                                          ------------
                                TOTAL HEALTH CARE                         $  5,156,250
                                                                          ------------
                                TRANSPORTATION - 3.3%
  5,000,000    BBB/Baa1         Delta Air Lines, Inc., 9.2%, 9/23/14      $  5,988,400
  3,000,000    BBB-/Baa2        Kansas City Southern Industries, Inc.,
                                8.8%, 7/1/22                                 3,274,380
                                                                          ------------
                                TOTAL TRANSPORTATION                      $  9,262,780
                                                                          ------------
                                TOTAL CORPORATE BONDS                     $ 78,471,786
                                                                          ------------
                                U.S. GOVERNMENT OBLIGATIONS - 10.9%
 10,000,000                     U.S. Treasury Bonds, 6.5%, 10/15/06       $ 10,472,300
 10,000,000                     U.S. Treasury Notes, 5.875%, 1/31/99        10,024,800

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER BALANCED FUND

    -----------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/97                           (CONTINUED)
    -----------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL        RATINGS
  AMOUNT        (UNAUDITED)                                                  VALUE
$10,000,000                     U.S. Treasury Notes, 6.25%, 1/31/02       $ 10,182,800
                                                                          ------------
                                TOTAL U.S. GOVERNMENT OBLIGATIONS         $ 30,679,900
                                                                          ------------
                                TOTAL DEBT OBLIGATIONS
                                (Cost $104,567,489)                       $109,151,686
                                                                          ------------
                                TOTAL INVESTMENT IN SECURITIES
                                (Cost $263,010,249)                       $277,558,126
                                                                          ------------

                TEMPORARY CASH INVESTMENT - 1.7%
                COMMERCIAL PAPER - 1.7%
$ 4,837,000     American Express Co., 6.65%, 1/2/98
                                                                          $  4,837,000
                                                                          ------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $4,837,000)                                         $  4,837,000
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY              ------------
                CASH INVESTMENT - 100%
                (Cost $267,847,249) (a)                                   $282,395,126
                                                                          ============

(a) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $267,918,049 was as follows:

      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost                     $ 21,869,640
      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                       (7,392,563)
                                                                          ------------
      Net unrealized gain                                                 $ 14,477,077
                                                                          ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 were as follows:

                                                          PURCHASES          SALES
                                                         ------------     ------------
Long-Term U.S. Government                                $ 39,793,750     $ 11,020,391
Other Long-Term Securities                                295,496,308      344,381,484

  14  The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    -----------------------------------------------------------------------
     BALANCE SHEET 12/31/97
    -----------------------------------------------------------------------


  ASSETS:
     Investment in securities, at value (including temporary cash
        investment of $4,837,000) (cost $267,847,249)                          $282,395,126
     Cash                                                                         3,669,428
     Receivables -
        Investment securities sold                                                3,430,651
        Fund shares sold                                                            113,133
        Dividends and interest                                                    2,700,954
     Other                                                                            7,105
                                                                               ------------
           Total assets                                                        $292,316,397
                                                                               ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                                        $  1,103,644
        Fund shares repurchased                                                     329,425
     Due to affiliates                                                              420,136
     Accrued expenses                                                                79,338
                                                                               ------------
           Total liabilities                                                   $  1,932,543
                                                                               ------------
  NET ASSETS:
     Paid-in capital                                                           $269,065,286
     Accumulated undistributed net investment income                                284,555
     Accumulated undistributed net realized gain on investments                   6,486,136
     Net unrealized gain on investments                                          14,547,877
                                                                               ------------
           Total net assets                                                    $290,383,854
                                                                               ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $274,694,754/27,051,137 shares)                         $      10.15
                                                                               ============
     Class B (based on $13,788,823/1,367,764 shares)                           $      10.08
                                                                               ============
     Class C (based on $1,900,277/186,855 shares)                              $      10.17
                                                                               ============
  MAXIMUM OFFERING PRICE:
     Class A                                                                   $      10.63
                                                                               ============

  The accompanying notes are an integral part of these financial statements.  15

     PIONEER BALANCED FUND

    -----------------------------------------------------------------------
     STATEMENT OF OPERATIONS
    -----------------------------------------------------------------------
     FOR THE YEAR ENDED 12/31/97

  INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $2,271)       $3,806,139
     Interest                                                   9,870,279
                                                               ----------
           Total investment income                                               $ 13,676,418
                                                                                 ------------
  EXPENSES:
     Management fees                                           $1,832,707
     Transfer agent fees
        Class A                                                   525,579
        Class B                                                    25,355
        Class C                                                     3,855
     Distribution fees
        Class A                                                   686,539
        Class B                                                    99,188
        Class C                                                    14,106
     Accounting                                                    66,452
     Custodian fees                                                54,579
     Registration fees                                             55,519
     Professional fees                                             66,923
     Printing                                                      46,600
     Fees and expenses of nonaffiliated trustees                   21,344
     Miscellaneous                                                 33,586
                                                               ----------
           Total expenses                                                        $  3,532,332
           Less fees paid indirectly                                                  (61,427)
                                                                                 ------------
           Net expenses                                                          $  3,470,905
                                                                                 ------------
              Net investment income                                              $ 10,205,513
                                                                                 ------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                            $ 42,840,367
     Change in net unrealized gain on investments                                 (15,644,829)
                                                                                 ------------
        Net gain on investments                                                  $ 27,195,538
                                                                                 ------------
        Net increase in net assets resulting from operations                     $ 37,401,051
                                                                                 ============

  16  The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    -----------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
    -----------------------------------------------------------------------
     FOR THE YEARS ENDED 12/31/97 AND 12/31/96

                                                                 YEAR ENDED      YEAR ENDED
FROM OPERATIONS:                                                  12/31/97        12/31/96
  Net investment income                                         $ 10,205,513    $ 17,199,660
  Net realized gain on investments                                42,840,367       2,594,045
  Change in net unrealized gain on investments                   (15,644,829)      6,288,804
                                                                ------------    ------------
        Net increase in net assets resulting from operations    $ 37,401,051    $ 26,082,509
                                                                ------------    ------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
        Class A ($0.40 and $0.62 per share, respectively)       $ (9,787,194)   $(16,361,461)
        Class B ($0.31 and $0.52 per share, respectively)           (296,419)       (242,093)
        Class C ($0.31 and $0.49 per share, respectively)            (41,660)        (31,699)
  In excess of net investment income:
        Class B ($0.00 and $0.05 per share, respectively)                  -         (33,567)
        Class C ($0.00 and $0.08 per share, respectively)                  -          (7,943)
  Net realized gain:
        Class A ($1.54 and $0.00 per share, respectively)        (36,413,655)        (31,088)
        Class B ($1.54 and $0.00 per share, respectively)         (1,818,106)         (1,181)
        Class C ($1.54 and $0.00 per share, respectively)           (245,120)           (116)
                                                                ------------    ------------
              Total distributions to shareholders               $(48,602,154)   $(16,709,148)
                                                                ------------    ------------
  FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                              $ 35,307,081    $ 30,741,958
  Reinvestment of distributions                                   43,110,353      14,065,908
  Cost of shares repurchased                                     (60,895,690)    (53,556,419)
                                                                ------------    ------------
        Net increase (decrease) in net assets resulting from
           fund share transactions                              $ 17,521,744    $ (8,748,553)
                                                                ------------    ------------
        Net increase in net assets                              $  6,320,641    $    624,808
  NET ASSETS:
  Beginning of year                                              284,063,213     283,438,405
                                                                 -----------     -----------
  End of year (including accumulated undistributed net
    investment income of $284,555 and $263,168,
    respectively)                                               $290,383,854    $284,063,213
                                                                ============    ============

CLASS A                              '97 SHARES     '97 AMOUNT     '96 SHARES     '96 AMOUNT
 Shares sold                          2,323,054    $ 25,981,813     2,362,021    $ 24,241,197
 Reinvestment of distributions        4,015,098      40,935,530     1,360,560      13,797,072
 Less shares repurchased             (5,215,265)    (58,241,422)   (5,136,994)    (52,728,595)
                                     ----------    ------------    ----------    ------------
         Net increase (decrease)      1,122,887    $  8,675,921    (1,414,413)   $(14,690,326)
                                     ==========    ============    ==========    ============
 CLASS B
 Shares sold                            690,179    $  7,841,955       535,117    $  5,482,009
 Reinvestment of distributions          192,597       1,938,506        23,415         237,783
 Less shares repurchased               (170,315)     (1,906,474)      (78,441)       (799,735)
                                     ----------    ------------    ----------    ------------
         Net increase                   712,461    $  7,873,987       480,091    $  4,920,057
                                     ==========    ============    ==========    ============
 CLASS C*
 Shares sold                            129,250    $  1,483,313        99,372    $  1,018,752
 Reinvestment of distributions           23,280         236,317         3,040          31,053
 Less shares repurchased                (65,385)       (747,794)       (2,702)        (28,089)
                                     ----------    ------------    ----------    ------------
         Net increase                    87,145    $    971,836        99,710    $  1,021,716
                                     ==========    ============    ==========    ============

* Class C Shares were first publicly offered on January 31, 1996

   The accompanying notes are an integral part of these financial statements. 17

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
CLASS A                                             12/31/97       12/31/96       12/31/95       12/31/94      12/31/93(a)
Net asset value, beginning of year                  $  10.65       $  10.30       $   9.11       $  10.21       $  10.13
                                                    --------       --------       --------       --------       --------
Increase (decrease) from investment operations:
   Net investment income                            $   0.41       $   0.64       $   0.66       $   0.66       $   0.65
   Net realized and unrealized gain (loss) on
      investments                                       1.03           0.33           1.29          (1.09)          0.37
                                                    --------       --------       --------       --------       --------
      Net increase (decrease) from investment
         operations                                 $   1.44       $   0.97       $   1.95       $  (0.43)      $   1.02
Distributions to shareholders:
   Net investment income                               (0.40)         (0.62)         (0.65)         (0.67)         (0.64)
   Net realized gain                                   (1.54)             -          (0.11)             -          (0.30)
                                                    --------       --------       --------       --------       --------
Net increase (decrease) in net asset value          $  (0.50)      $   0.35       $   1.19       $  (1.10)      $   0.08
                                                    --------       --------       --------       --------       --------
Net asset value, end of year                        $  10.15       $  10.65       $  10.30       $   9.11       $  10.21
                                                    ========       ========       ========       ========       ========
Total return*                                          13.92%          9.89%         22.00%         (4.31)%        10.24%
Ratio of net expenses to average net assets             1.19%+         1.10%+         1.13%+         1.11%          1.06%
Ratio of net investment income to average net
   assets                                               3.55%+         6.17%+         6.58%+         7.07%          6.52%
Portfolio turnover rate                                  122%            31%            25%            50%            69%
Average brokerage commission per share              $ 0.0569       $ 0.0587              -              -              -
Net assets, end of year (in thousands)              $274,695       $276,064       $281,639       $259,970       $296,699
Ratios assuming reduction for fees paid
   indirectly:
   Net expenses                                         1.17%          1.08%          1.11%             -              -
   Net investment income                                3.57%          6.19%          6.60%             -              -

(a) Prior to the assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/97
   -----------------------------------------------------------------------------

                                         YEAR ENDED       YEAR ENDED      4/28/95 TO
CLASS B                                   12/31/97         12/31/96        12/31/95
Net asset value, beginning
     of period                            $  10.59         $  10.27       $   9.55
                                          --------         --------       --------
  Increase from investment
     operations:
     Net investment income                $   0.32         $   0.52         $ 0.39
     Net realized and unrealized
        gain on investments                   1.02             0.37           0.90
                                          --------         --------       --------
        Net increase from
        investment operations             $   1.34         $   0.89       $   1.29
  Distributions to shareholders:
     Net investment income                   (0.31)           (0.52)         (0.46)
     In excess of net investment
        income                                  --            (0.05)            --
     Net realized gain                       (1.54)              --          (0.11)
                                          --------         --------       --------
  Net increase (decrease) in net asset
    value                                 $  (0.51)        $   0.32       $   0.72
                                          --------         --------       --------
  Net asset value, end of period          $  10.08         $  10.59         $10.27
                                          ========         ========       ========
  Total return*                              12.98%            9.02%         13.74%
  Ratio of net expenses to
     average net assets                       2.01%+           1.88%+         1.88%**+
  Ratio of net investment income
     to average net assets                    2.65%+           5.45%+         5.83%**+
  Portfolio turnover rate                      122%              31%            25%
  Average brokerage commission per share  $ 0.0569         $ 0.0587             --
  Net assets, end of period
     (in thousands)                       $ 13,789         $  6,940       $  1,800
  Ratios assuming reduction of
     fees paid indirectly:
     Net expenses                             1.99%            1.86%          1.78%**
     Net investment income                    2.67%            5.47%          5.93%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 19

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/97
   -----------------------------------------------------------------------------

                                                        YEAR ENDED        1/31/96 TO
CLASS C                                                  12/31/97          12/31/96
Net asset value, beginning of period                     $  10.62          $  10.39
                                                         --------          --------
Increase from investment operations:
   Net investment income                                 $   0.33          $   0.49
   Net realized and unrealized gain on
      investments                                            1.07              0.31
                                                         --------          --------
      Net increase from investment
         operations                                      $   1.40          $   0.80
Distributions to shareholders:
   Net investment income                                    (0.31)            (0.49)
   In excess of net investment income                          --             (0.08)
   Net realized gain                                        (1.54)               --
                                                         --------          --------
Net increase (decrease) in net asset value               $  (0.45)         $   0.23
                                                         --------          --------
Net asset value, end of period                           $  10.17          $  10.62
                                                         ========          ========
Total return*                                               13.48%             8.12%
Ratio of net expenses to average net assets                  2.03%+            1.76%**+
Ratio of net investment income to average net
   assets                                                    2.68%+            5.63%**+
Portfolio turnover rate                                       122%               31%
Average broker commission per share                      $ 0.0569          $ 0.0587
Net assets, end of period (in thousands)                 $  1,900          $  1,059
Ratios assuming reduction of fees paid
   indirectly:
   Net expenses                                              1.98%             1.73%**
   Net investment income                                     2.73%             5.66%**


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.


 20 The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/97
   -----------------------------------------------------------------------------

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective February 3, 1997, certain changes were made to the Fund's operations including, among other things, a new management contract and a change in the Fund's investment objective from current income consistent with preservation and conservation of capital to capital growth and current income. In connection with this policy change, the Fund changed its name from Pioneer Income Fund.

     The Fund offers three classes of shares -- Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded on trade date. Debt securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not

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     PIONEER BALANCED FUND

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     NOTES TO FINANCIAL STATEMENTS 12/31/97                      (CONTINUED)
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        generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     B. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At December 31, 1997, the Fund reclassified $58,853 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

        In order to comply with federal income tax regulations, the Fund has designated $28,192,107 as a capital gain dividend for the purposes of the dividend paid deduction. Of this amount, $23,448,986 and $4,743,121 are subject to the maximum 28% and 20% federal income tax rates, respectively.

     PIONEER BALANCED FUND

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     C. FUND SHARES

        The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
        (PGI). PFD earned $68,276 in underwriting commissions on the sale of fund shares during the year ended December 31, 1997.

     D. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

     In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $176,797 was payable to PMC related to management fees and certain other services.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/97                      (CONTINUED)
   -----------------------------------------------------------------------------

     3. TRANSFER AGENT

     PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $53,694 in transfer agent fees payable to PSC at December 31, 1997.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $189,645 in distribution fees payable to PFD at December 31, 1997.

     In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $13,632 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $61,427 under such arrangements.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
   -----------------------------------------------------------------------------

     TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER BALANCED FUND:

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Balanced Fund as of December 31, 1997, and the related statement of operations, and the statements of changes in net assets for the periods presented and the financial highlights for the four years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund as of December 31, 1997, the results of its operations, and the changes in its net assets for the periods presented and financial highlights for the four years ended December 31, 1997, in conformity with generally accepted accounting principles.


     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     February 2, 1998

     PIONEER BALANCED FUND

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     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   -----------------------------------------------------------------------------

     TRUSTEES                       OFFICERS
     John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
     Mary K. Bush                      President
     Richard H. Egdahl, M.D.        David D. Tripple, Executive Vice
     Margaret B.W. Graham              President
     John W. Kendrick               William C. Field, Vice President
     Marguerite A. Piret            William H. Keough, Treasurer
     David D. Tripple               Joseph P. Barri, Secretary
     Stephen K. West
     John Winthrop

     INVESTMENT ADVISER
     Pioneering Management Corporation

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

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     RETIREMENT PLANS FROM PIONEER
   -----------------------------------------------------------------------------

     Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

     INDIVIDUAL PLANS
     INDIVIDUAL RETIREMENT ACCOUNT (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

     ROTH IRA
     ROTH IRA New in 1998, $2,000 maximum annual contribution are not tax-deductible. Earnings are tax-free for qualified withdrawals.

     PLANS FOR SMALL BUSINESSES OR THE SELF-EMPLOYED
     SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)
     IRA OR 401(k) PLAN For firms with 100 or fewer employees.
     Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

     SIMPLIFIED EMPLOYEE PENSION PLAN (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

     EMPLOYER-SPONSORED PLANS
     401(k) PLAN Allows employees to make pre-tax contributions. Also allows for employer contributions.

     403(b) PLAN Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

     PROFIT SHARING PLAN Employers contribute on a discretionary basis, usually based on profits.

     AGE-WEIGHTED PROFIT SHARING PLAN Employer makes discretionary contributions based on employees' age and salary.

     MONEY PURCHASE PENSION PLAN (MPP) Employers contribute based on a fixed formula.

     Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
   -----------------------------------------------------------------------------

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
     Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)